WCM Focused International Growth Fund

(Investor Class Shares – Ticker Symbol: WCMRX)

(Institutional Class Shares – Ticker Symbol: WCMIX)

A series of Investment Managers Series Trust

Supplement dated October 1, 2021 to the

Prospectus, Statement of Additional Information

and Summary Prospectus, each dated September 1, 2021, as amended.

IMPORTANT NOTICE REGARDING PURCHASE OF FUND SHARES

Effective as of the close of business on November 30, 2021 (the “Closing Date”), the WCM Focused International Growth Fund (the “Fund”) will be publicly offered on a limited basis.

Effective as of the Closing Date, only certain investors will be eligible to purchase shares of the Fund, as described below (the “closure policy”). In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit the types of investors or firms permitted to open new accounts, limit new purchases into the Fund or otherwise modify the closure policy on a case-by-case basis.

Effective as of the Closing Date, the following groups will be permitted to continue to purchase Fund shares:

1.	Shareholders of record of the Fund as of the Closing Date may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary, and they may continue to reinvest dividends or capital gains distributions from Fund shares.

2.	New shareholders that open Fund accounts and purchase shares directly from the Fund (i.e., not through a financial intermediary).

3.	Group employer benefit plans, including 401(k), 403(b), 457 plans, and health savings account programs (and their successor, related and affiliated plans) (collectively, “Employer Benefit Plans”), which made the Fund available to participants on or before the Closing Date, may continue to open accounts for new participants with the Fund and purchase additional shares in existing participant accounts. New Employer Benefit Plans may also establish new accounts with the Fund, provided the new Employer Benefit Plan approved and selected the Fund as an investment option by the Closing Date and the Employer Benefit Plan was accepted for investment by the Fund by the Closing Date.

4.	New or current Fund shareholders that invest in the Fund as an underlying constituent of a Natixis Model Portfolio. Natixis Model Portfolios are managed by Natixis Investment Managers Solutions, a division of Natixis Advisors, LLC, and are typically delivered to certain financial intermediaries.

5.	Members of the Fund’s Board of Trustees, persons affiliated with WCM Investment Management, LLC, the Fund’s advisor, and their immediate families may continue to purchase shares of the Fund and establish new accounts.

In general, the Fund will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited, and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary, depending upon the capabilities of those financial intermediaries. Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account with the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these exceptions. If all shares of the Fund in an existing account are redeemed, the shareholder’s account will be closed. Such former shareholders will not be able to buy additional shares of the Fund or reopen their account.

Please file this Supplement with your records.